As filed with the Securities and Exchange Commission on April 1, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 1, 2019

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 7.01. REGULATION FD DISCLOSURE.
Effective January 1, 2019, Bank of America Corporation (the “Corporation”) made certain financial reporting changes and reclassifications. These changes and reclassifications were adopted on a retrospective basis. The changes and reclassifications reflect changes to both the format of the Consolidated Statement of Income and segment allocations.
Highlights of the financial reporting changes and reclassifications include:
Format-driven changes:

•
The net interest income and noninterest income sections are presented in fewer line items; the level of detail as historically presented will continue to be included in the Notes to the Consolidated Financial Statements.

•	The noninterest expense section has been updated to enhance its functional alignment, including changes to certain of the captions.
Segment allocation and other changes:

•
Interest expense on structured notes has been reclassified from interest expense to trading account income, consistent with how other changes in the fair value of these instruments are recognized. Further, certain other immaterial reclassifications have been made.

•
The methodologies used for allocating funding costs, credits and expenses related to asset and liability management activities have been further refined, certain financing costs have been reattributed from All Other to Global Wealth & Investment Management and the methodology for allocating certain payroll taxes has been further refined.

Management believes these reporting changes result in a more relevant presentation of the Corporation’s consolidated and business segment results.
Financial information for all prior periods presented herein has been updated to reflect the changes and reclassifications. The Corporation’s consolidated net income as reported for all prior periods in its 2018 Annual Report on Form 10-K is unchanged.
The information in this Form 8-K is being furnished to assist investors in understanding how the Corporation’s results would have been presented in previously filed reports had such financial statements been reported consistent with the changes and reclassifications.
The Revised Supplemental Information to Reflect Certain Financial Reporting Changes, including the Consolidated Statements of Income, Average Balances and Interest Rates schedules, and segment financial information for 2018, 2017 and 2016, and the quarterly periods in 2018 and 2017; and certain other financial information is attached hereto as Exhibit 99.1. This Revised Supplemental Information to Reflect Certain Financial Reporting Changes is being furnished pursuant to Item 7.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the Revised Supplemental Information be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 is furnished herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Revised Supplemental Information to Reflect Certain Financial Reporting Changes

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Rudolf A. Bless
Rudolf A. Bless
Chief Accounting Officer

Dated: April 1, 2019